UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2016 (August 7, 2016)

RANGE RESOURCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-12209	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200

Fort Worth, Texas 76102

(Address of principal executive offices)

(817) 870-2601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 7, 2016, Range Resources Corporation (the “Company”), SailingStone Capital Partners LLC, SailingStone Holdings LLC, MacKenzie B. Davis and Kenneth L. Settles Jr. (collectively, “SailingStone”) entered into a Voting Support and Nomination Agreement (the “Voting Support and Nomination Agreement”).

Pursuant to the terms of the Voting Support and Nomination Agreement, the Company and SailingStone agreed, among other things: (i) to cooperate with each other in good faith to identify one new independent director (the “Joint Appointee”) to be appointed to the Company’s Board of Directors (the “Board”) who is mutually agreeable to the Board and SailingStone; (ii) that the Company would implement a Stockholder Engagement Policy (as defined in the Voting Support and Nomination Agreement and described below); and (iii) that the Company would implement Additional Performance Criteria (as defined in the Voting Support and Nomination Agreement and described below) in connection with its Annual Incentive Awards program. In addition, as described below, SailingStone agreed to certain voting support and standstill provisions, including with respect to the Company’s common stock (“Common Stock”).

Joint Appointee to the Board

The Joint Appointee must: (i) be “independent” within the meaning of all applicable securities laws and the rules under the New York Stock Exchange, (ii) not be or have been affiliated with SailingStone or the Company, (iii) have a background in engineering and in the oil and gas sector, (iv) have a track record of creating shareholder value, and (v) have specific experience with respect to incentive compensation and other financial issues. In determining the Joint Appointee, both the Company (acting through the Board and the Governance and Nominating Committee of the Board) and SailingStone will have the ability to recommend to the other party a director candidate(s) for appointment to the Board (subject to the criteria set forth above) and will consider in good faith any director candidate(s) proposed by the other party for such directorship.

Stockholder Engagement Policy

The Company agreed to implement a Stockholder Engagement Policy that will provide for at least one opportunity, on an annual basis, for at least five of the then ten largest holders (based on beneficial ownership) of Common Stock (the “Eligible Stockholders”), which shall include SailingStone (so long as it is an Eligible Stockholder), to meet with either the independent lead director of the Board or, in the alternative, two or more independent directors of the Board, for the purpose of encouraging the Eligible Stockholders to provide feedback to the Board.

Annual Incentive Awards Program

With regard to its Annual Incentive Awards program, the Company will add to its existing performance criteria in the manner described below in this paragraph for the next occurring compensation award cycle commencing in 2017. With respect to the Company’s short-term incentive compensation program, the Company has agreed to add to its existing performance criteria a drilling rate of return criterion (on an absolute, not relative, basis and using constant prices) at a weight of 15%. With respect to long-term incentive compensation, the Company has agreed that the payout will be based on (i) with respect to 12.5% of the performance shares awarded in 2017, a debt-adjusted reserve growth per share metric (on an absolute, not relative, basis) and (ii) with respect to 12.5% of the performance shares awarded in 2017, a debt-adjusted production growth per share (on an absolute, not relative, basis). The definitions, terms and conditions of the additional criteria will be determined in good faith by the Compensation Committee of the Board. The Company will describe in its annual proxy statement how the Board evaluated the performance of management with respect to the relevant performance criteria.

Voting Support and Standstill Provisions

SailingStone has agreed to vote all of its shares of Common Stock with respect to which SailingStone has discretionary investment authority and discretionary voting authority in favor of the issuance of Common Stock to stockholders of Memorial Resource Development Corporation (“Memorial”) pursuant to the Agreement and Plan of Merger dated as of May 15, 2016 by and among the Company, Memorial and Medina Merger Sub, Inc. (the “Merger Agreement”) at the special meeting of the Company’s stockholders called to approve such issuance (the “Special Meeting”). Additionally, SailingStone has agreed not to take any affirmative action with respect to the

Merger Agreement or any notes or exchange offering in connection therewith that is designed to prevent, impair or delay the consummation of the merger contemplated by the Merger Agreement (the “Merger”), including by soliciting, advising or influencing any person with respect to voting shares of the Company or Memorial. SailingStone has also agreed not to make any press release or similar public statement that denigrates, disapproves of or disparages the Merger or the parties thereto and not to institute, solicit, assist or become a party to any litigation, arbitration or other proceeding in connection with the Merger.

SailingStone has agreed that prior to the Special Meeting, SailingStone will not sell any Common Stock except to fund redemptions by clients or as directed by a beneficial owner and must use commercially reasonable best efforts to retain full discretionary investment authority over the Common Stock.

SailingStone has also agreed during the Standstill Period (as defined below) to vote all of its shares of Common Stock with respect to which SailingStone has discretionary investment authority and discretionary voting authority (i) in accordance with the recommendations of the Board at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) with respect to the election of directors and the Company’s non-binding “say on pay” proposal to approve its executive compensation philosophy; and (ii) any other proposals or nominations proposed or supported by any other stockholder of the Company that (x) relate specifically to the Merger or the matters in clause (i) above or otherwise relate to Board makeup or structure or (y) relate to Extraordinary Transactions (as defined in the Voting Support and Nomination Agreement).

SailingStone also agreed to certain customary standstill provisions, effective as of the date of the Voting Support and Nomination Agreement through the date that is thirty calendar days prior to the last date on which individuals may be nominated for election as directors at the first annual meeting of the Company after the 2017 Annual Meeting, unless SailingStone and the Company agree to another date for the termination of the Voting Support and Nomination Agreement (the “Standstill Period”).

The foregoing summary of the Voting Support and Nomination Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Voting Support and Nomination Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On August 8, 2016, the Company issued a press release announcing the Company’s entry into the Voting Support and Nomination Agreement. The full text of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Important Additional Information

This Current Report on Form 8-K (“Form 8-K”) does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Form 8-K is being made in respect of transactions related to the Merger.

In connection with the Merger, Range has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (333-211994) on June 13, 2016, as amended, which has been declared effective by the SEC and includes a joint proxy statement of Range and Memorial and also constitutes a prospectus of Range. Each of Range and Memorial also plan to file other relevant documents with the SEC regarding the Merger. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. The definitive joint proxy statement/prospectus(es) for Range and/or Memorial will be mailed to shareholders of Range and/or Memorial, as applicable.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS REGARDING THE MERGER, INVESTORS AND SECURITY HOLDERS OF RANGE AND/OR MEMORIAL ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about Range and Memorial, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s website at http://www.rangeresources.com/ under the heading “Investors” or by contacting Range’s Investor Relations Department by email at lsando@rangeresources.com, damend@rangeresources.com, mfreeman@rangeresources.com, or by phone at 817-869-4267. Copies of the documents filed with the SEC by Memorial will be available free of charge on Memorial’s website at http://www.memorialrd.com under the heading “Investor Relations” or by phone at 713-588-8339.

Participants in the Solicitation

Range, Memorial and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Memorial is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016. Information about the directors and executive officers of Range is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 8, 2016. These documents can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions regarding the Merger. Investors may obtain free copies of these documents from Range or Memorial using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of federal securities laws, including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Range’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and products, future financial performance and operating results and any other statements regarding Range’s and Memorial’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. Furthermore, the statements relating to the proposed transaction are subject to numerous risks and uncertainties, many of which are beyond Range’s or Memorial’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Range’s or Memorial’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Range and Memorial; the effects of the business combination of Range and Memorial, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Range to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; and actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; weather-related issues; changes in capital spending by customers; delays or failures by customers to make payments owed to us; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; and maintaining a highly skilled workforce. Range’s and Memorial’s respective reports on Form 10-K for the year ended December 31, 2015, Form 10-Q for the quarter ended March 31, 2016 and June 30, 2016, recent Current Reports on Form 8-K, and other SEC filings, including the registration statement on Form S-4, as amended, that includes a joint proxy statement of Range and Memorial and constitutes a prospectus of Range, discuss some of the important risk factors identified that may affect these factors and Range’s and Memorial’s respective business, results of operations and financial condition. Range and Memorial undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Voting Support and Nomination Agreement, dated as of August 7, 2016, by and among Range Resources Corporation, SailingStone Capital Partners LLC, SailingStone Holdings LLC, MacKenzie B. Davis and Kenneth L. Settles Jr.

99.2	Press Release dated August 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

Date: August 8, 2016	By:	/s/ David P. Poole
Senior Vice President – General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Voting Support and Nomination Agreement, dated as of August 7, 2016, by and among Range Resources Corporation, SailingStone Capital Partners LLC, SailingStone Holdings LLC, MacKenzie B. Davis and Kenneth L. Settles Jr.

99.2	Press Release dated August 8, 2016